                           UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934



Date of Report (Date of earliest event reported): January 20, 2003



                       MICRONETICS, INC.
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  (Exact name of registrant as specified in its charter)


Delaware                         0-17966       22-2063614
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(State or other jurisdiction    (Commission   (IRS Employer
of incorporation)                File Number)  Identification No.)


26 Hampshire Drive, Hudson,  NH                      03051
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (603) 883-2900
                                                    --------------

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(Former name or former address, if changed since last report.)



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Item 9.   Regulation FD Disclosure.


On January 21, 2003, the registrant issued a press release announcing that it completed its acquisition of substantially all of the assets of Microwave Concepts, Inc., of Fairfield, New
Jersey.  A copy of the press release is attached hereto as Exhibit
99.1.




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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              MICRONETICS, INC.



Dated: January 23, 2003       By:/s/Richard S. Kalin
                                 ---------------------------
                                 Richard S. Kalin, President


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                       EXHIBIT INDEX




Exhibit        Description


99.1           Press release of Micronetics, Inc. dated January
               21, 2003 announcing that Micronetics, Inc.
               completed the acquisition of substantially all of the assets of Microwave Concepts, Inc.,